                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           MEXICAN RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            MEXICAN RESTAURANTS, INC.
                              1135 EDGEBROOK DRIVE
                              HOUSTON, TEXAS 77034


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2002


DEAR SHAREHOLDER,

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Mexican Restaurants, Inc. the ("Company") at the Casa Ole restaurant located at 12350 Gulf Freeway, Houston, Texas on Wednesday, May 29, 2002 at 9:30 a.m., Houston, Texas time, for the following purposes:

         1. To elect two Class III directors, each to serve for a term of three years, or until their respective successors shall have been duly elected and shall have qualified;

         2. To approve an Amendment No. 2 to the Company's Stock Option Plan for Non-Employee Directors increasing the number of shares available for granting to non-employee directors from 100,000 shares to 200,000 shares; and

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record of the Company's Common Stock at the close of business on April 15, 2002 are entitled to vote at the Annual Meeting or any adjournment thereof. Each share of the Company's Common Stock entitles the holder to one vote. You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date and mail the enclosed form of proxy or voting instruction form promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. If you return your proxy and later decide that you wish to attend the meeting and vote in person, you may revoke your proxy at any time before it is voted.

                                       By Order of the Board of Directors



                                       Louis P. Neeb
                                       Chairman of the Board

April 22, 2002

                            MEXICAN RESTAURANTS, INC.

                              1135 EDGEBROOK DRIVE
                              HOUSTON, TEXAS 77034


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 29, 2002

         This statement is furnished in connection with the solicitation of proxies for use at the 2002 Annual Meeting of Shareholders of Mexican Restaurants, Inc., a Texas corporation (the "Company"), to be held on Wednesday, May 29, 2002 at 9:30 a.m., Houston, Texas time, at the Casa Ole restaurant located at 12350 Gulf Freeway, Houston, Texas, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy, together with the Company's Annual Report to Shareholders for the year ended December 30, 2001, are first being sent to shareholders on or about April 22, 2002.

         The solicitation of proxies is made by and on behalf of the Board of Directors (the "Board"). The cost of the solicitation will be borne by the Company, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, telecopy or personally. Proxies may be solicited by directors, officers and employees of the Company without additional compensation.

         The close of business on April 15, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. At that date, the Company had outstanding 3,504,105 shares of Common Stock, $.01 par value ("Common Stock"), each of which will be entitled to one vote.

         In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the entirety of the meeting. A plurality of the votes cast is required for the election of directors. A majority of the outstanding shares entitled to vote that are represented at the meeting in person or by proxy is required for approval of any other matters that may be presented at the meeting.

         If the enclosed proxy is executed and returned, the shares represented thereby will be voted in accordance with any specifications made by the shareholder. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THEY WILL BE VOTED TO ELECT THE DIRECTORS AS SET FORTH UNDER "ELECTION OF DIRECTORS" AND FOR THE AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, EACH AS SET FORTH BELOW. Pursuant to applicable law, broker nonvotes and abstaining votes will not be counted in favor of or against the election of any nominee for director or any other proposal to be presented at the meeting.

         The presence of a shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time insofar as it has not been exercised by giving written notice to the Company or attending the Annual Meeting and voting in person.

         If any other matters come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board does not know of any matters other than the election of directors as described below that will be presented for action at the meeting.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Company's Articles of Incorporation provide for the Board to be divided into three approximately equal classes, designated as Class I, Class II and Class III, with staggered terms of three years. At the meeting, Common Stock, represented by proxies, will be voted for the election of the two nominees hereinafter named, unless otherwise specified, to serve for a term of three years or until their successors are duly elected and qualified.

         The following information is set forth with respect to the persons nominated for election as a director and each director of the Company whose term of office will continue after the meeting.


                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                             Present
                                                                               Director       Term
         Name                                                         Age       Since        Expires
         ----                                                         ---       -----        -------
         Joseph J. Fitzsimmons (Class III)........................    54         1996         2002
         J. Stuart Sargent (Class III)............................    52         1997         2002

Joseph J. Fitzsimmons is Senior Vice President of Finance of Wal-Mart Stores, Inc., a position held since November 1995. From September 1994 to November 1995, Mr. Fitzsimmons served as Vice President of Finance of Wal-Mart Stores, Inc. From November 1993 to September 1994, Mr. Fitzsimmons served as Senior Vice President and as a securities analyst for Rauscher Pierce Refsnes, Inc. From January 1993 to November 1993, Mr. Fitzsimmons served as Senior Vice President and Chief Financial Officer of S&A Restaurant Corp. From August 1985 to January 1993, Mr. Fitzsimmons served as Senior Vice President, Director and Chief Financial Officer of National Pizza Company.

J. Stuart Sargent is the President and Founder of Truluck's Steak & Stone Crab Restaurants, a position held since June 1991. He served as President of Monterey's Acquisition Corp. from May 1994 to July 1997. He conceived and opened the first Studebaker's in 1981, and later formed Studebaker's of America, where he opened or franchised 22 Studebaker's throughout the United States. He has also served as President and CEO of Entertainment One, Inc., a Houston-based company providing management and support services for 18 food and beverage operations including Houston Intercontinental Airport, several Studebaker's and Chili's, and theme-oriented restaurants from St. Louis, Missouri (Big Kahuna) to Waikoloa, Hawaii (Big Island Steak House).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES ABOVE.

          DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

                                                                                             Present
                                                                                Director      Term
         Name                                                         Age        Since       Expires
         ----                                                         ---        -----       -------
         Larry N. Forehand (Class I)..............................    57          1995         2003
         David Nierenberg (Class I)...............................    48          2000         2003
         Louis P. Neeb (Class II).................................    63          1995         2004
         Michael D. Domec (Class II)..............................    56          1995         2004
         Curt Glowacki (Class II).................................    50          2000         2004

         Larry N. Forehand is the founder of the Company and has served as Vice Chairman of the Company's Board since October 1995 and as Franchise Director since September 1997. From December 1973 to March 1995, Mr. Forehand served as President of the Company. In 1997, Mr. Forehand served as the President of the Texas Restaurant Associations, a state trade association for the restaurant industry.

         David Nierenberg is the President of Nierenberg Investment Management Company, which manages The D3 Family Fund, a private investment partnership which seeks long-term capital gain through investment in undervalued micro-cap domestic public equities, a position he has held since 1996. From 1986 to 1995, Mr. Nierenberg served as General Partner of Trinity Ventures, Ltd., a venture capital partnership, which invested in special situations (e.g., turnarounds, restructurings), financial services and healthcare. Mr. Nierenberg was appointed to the Board in February 2000. Mr. Nierenberg is also a Director of Garden Fresh Restaurants and Natus Medical, Inc.

         Louis P. Neeb has served as Chairman of the Board of the Company since October 1995, as Chief Executive Officer of the Company from April 1996 to May 2000, and as interim President from August 1997 to April 1998. Since 1982 Mr. Neeb has also served as President of Neeb Enterprises, Inc., a restaurant consulting company. From July 1991 to January 1994, Mr. Neeb served as President of Spaghetti Warehouse, Inc. From September 1989 to June 1991, Mr. Neeb served as President of Geest Foods USA. From 1982 to 1987, Mr. Neeb served as President and

Chief Executive Officer of Taco Villa, Inc. and its predecessors, a publicly held corporation controlled by W.R. Grace & Co., where he oversaw the development of the Applebee's restaurant chain, and the operation of the Del Taco restaurant chain. From 1980 to 1982, Mr. Neeb served as Chairman of the Board and Chief Executive Officer of Burger King Corporation. From 1973 to 1980, Mr. Neeb served in various positions, including President and Chief Operating Officer of Steak & Ale Restaurants. During that time, Mr. Neeb directed the development of the Bennigan's restaurant concept. Mr. Neeb serves as a director of CEC Entertainment, Inc. and of Silver Diner, Inc. Mr. Neeb was also a director of Franchise Finance Corp. of America, an entity that provides financing for real estate until its' sale to GE Capital in 2001.

         Michael D. Domec has served as President of Magnum Development, Inc., a residential real estate development company, since 1991. From June 1996 to December 2000 he was President of Ole Restaurants, Inc., a franchisee of the Company. From December 1977 until April 1996, Mr. Domec was Vice President of Casa Ole Franchise Services, Inc. and the majority owner of seven Casa Ole restaurants.

         Curt Glowacki has served as Chief Operating Officer of the Company since August 1997, as President since May 1998, and as Chief Executive Officer since May 2000. From May 1994 to August 1997, he served as Senior Vice President of Operations of Monterey's Acquisition Corp. From June 1989 to May 1994, he served as Vice President and Director of Operations for Monterey's Tex-Mex Cafe, a subsidiary of CEC Entertainment, Inc. Mr. Glowacki was hired by CEC Entertainment, Inc. in June 1986 as a Regional Manager. Previously, Mr. Glowacki's experience included 12 years with Steak & Ale Restaurants, where he held various operating positions.

                          BOARD MEETINGS AND COMMITTEES

         Seven meetings of the Board were held during 2001. All of the directors attended all meetings, except one director who attended six of the meetings, and one director who attended four meetings of the Board. All directors attended each of their respective committee meetings.

         The Board has an Audit Committee, the members of which are Messrs. Fitzsimmons, Nierenberg and Sargent; Mr. Fitzsimmons serves as Chairman. The members of the Audit Committee are all independent directors who are qualified for service under the listing standards of the Natural Association of Securities Dealers. The Audit Committee held three meetings during 2001. In accordance with the written charter adopted by the Board, the Audit Committee is responsible for reviewing the accounting practices and policies and recommending to whom reports should be submitted within the Company, reviewing with the independent auditors their final report, reviewing with the independent auditors the overall accounting and financial controls and being available to the independent auditors during the year for consultation purposes. The Audit Committee is also responsible for reviewing the Company's conflict of interest programs.

         The Board has a Compensation/Stock Option Committee, the members of which are Messrs. Nierenberg, Domec and Richard E. Rivera; Mr. Rivera served as Chairman until October 25, 2001, at which time Mr. Nierenberg replaced Mr. Rivera as Chairman and Mr. Sargent became a member of the Compensation/Stock Option Committee. Mr. Rivera is presently a Class III director who chose not to run for re-election to the Board due to the demands of his current employment. The Compensation/Stock Option Committee held two meetings during 2001. The Compensation/Stock Option Committee is responsible for determining the compensation of the officers of the Company and granting options under the Company's 1996 Casa Ole Long Term Incentive Plan and the 1996 Managers Stock Option Plan as well as granting restricted stock awards under the 1999 Restricted Stock Plan.

         The Board has an Executive Committee, the members of which are Messrs. Neeb and Forehand; Mr. Neeb serves as Chairman. There were two meetings of the Executive Committee during 2001. The Executive Committee has the authority, between meetings of the Board, to take all actions with respect to the management of the Company's business that require action by the Board, except with respect to certain specified matters that by law must be approved by the entire Board.

         The Board does not have a nominating committee or any committee performing a similar function. All matters that would be considered by such a committee are acted upon by the full Board. The Board will consider recommendations by shareholders of the Company with respect to the election of directors if such recommendations are submitted in writing to the secretary of the Company and received not later than the end of the Company's preceding fiscal-year. Such recommendations should be accompanied by a full statement of qualifications and confirmation of the nominee's willingness to serve.

                              DIRECTOR COMPENSATION

         Effective with the February 2000 Board meeting, and as approved by the Company's shareholders at the 2000 Annual Meeting of Shareholders, the Stock Option Plan for Non-Employee Directors (Directors Option Plan) was amended to provide each director with option grants to acquire 6,000 shares of Common Stock of the Company at the fair market values thereof on the dates of grant, with such options being granted in 25% (1,500 shares) increments during each quarter of the Company's fiscal year. In addition, each director will receive one option grant for 100 shares of Common Stock for each committee meeting attended not in conjunction with a Board meeting. As a result, the Company's outside directors now receive a larger grant of stock options in lieu of their previous annual cash retainer and stock options. Directors are reimbursed for expenses incurred for attending any such meeting. The Directors Option Plan is further described in "Amendment to Increase Shares Available Under the Company's Stock Option Plan for Non-Employee Directors (Proposal 2)" set forth below.


                          AMENDMENT TO INCREASE SHARES
                 AVAILABLE UNDER THE COMPANY'S STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                                  (PROPOSAL 2)

         Upon its adoption of the Stock Option Plan for Non-Employee Directors (the Directors Option Plan) for its outside directors in 1996, the Company reserved 100,000 shares of Common Stock for issuance thereunder. On November 28, 2001, the Board of Directors unanimously approved and recommended for shareholder approval an Amendment No. 2 to the Directors Option Plan. The amendment would increase the number of shares of Common Stock reserved for issuance under the Directors Option Plan by 100,000, from 100,000 to 200,000 shares of Common Stock. The Board believes that the use of long-term incentives based on the value of the Company's Common Stock is necessary to attract and retain well-qualified individuals to serve as members of the Company's Board. The Board has proposed that you adopt the amendment to enable the Company to continue to provide stock-based incentives to members of the Board of Directors. The amendment will become effective upon shareholder approval. A copy of the amendment is attached to this proxy statement as Appendix A.

         A summary of the Directors Option Plan, as amended, is set forth below. This summary is qualified by reference to the full text of the Directors Option Plan, which the Company has previously filed with the Securities and Exchange Commission.

DESCRIPTION OF THE DIRECTORS OPTION PLAN.

         SCOPE. The Directors Option Plan, as amended, provides for the grant of up to 200,000 non-qualified stock options to the Company's directors.

         GRANT OF OPTIONS. Each director automatically receives an annual option grant to purchase up to 6,000 shares of Common Stock annually, exercisable at the fair market value of the Common Stock at the close of business on the date immediately preceding the dates of grant, with such options being granted in 25% (1,500 share) increments during each quarter of the Company's fiscal year. In addition, each director is granted an option to acquire 100 shares of Common Stock for each committee meeting attended not in conjunction with a Board meeting. All stock options granted pursuant to the Directors Option Plan are non-qualified stock options and remain exercisable until the earlier of ten years from the date of grant or six months after the optionee ceases to be a director of the Company.

         ADMINISTRATION. The Directors Option Plan is administered by the Board. Subject to the provisions of the Directors Option Plan, the Board has authority to adopt, amend and rescind rules and regulations relating to the Directors Option Plan, to determine whether adjustments for changes in capitalization are required under the terms of the Directors Option Plan, and to interpret and construe the Directors Option Plan and the terms and conditions of any option granted thereunder.

         ELIGIBILITY. Participation in the Directors Option plan is limited to non-employee directors.

         ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Board may make an appropriate adjustment in the number and type of securities or cash or other property that may be acquired pursuant to stock options previously granted under the Directors Option Plan, the maximum number and type of securities that may be issued pursuant to options subsequently granted under the Directors Option Plan, and the purchase price of the securities that may be issued pursuant to options theretofore granted under the Directors Option Plan.

         BUSINESS COMBINATIONS. Upon certain significant events involving the Company, all options outstanding under the Directors Option Plan shall terminate, provided that immediately prior to the effective date of such transaction each holder of an outstanding option under the Directors Option Plan shall be entitled to purchase during the entire remaining term of the option. Such events include the merger or consolidation of the Company in which the Company is not the surviving corporation; a dissolution of the Company or a transfer of all or substantially all of the assets or shares of stock to one or more other persons or entities; any person or group (other than Messrs. Larry N. Forehand, Michael D. Domec and Louis P. Neeb) becoming the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company, or if, during any period of two consecutive years, individuals then constituting the Board cease for any reason to constitute at least a majority of the Board unless the election of each director who was not a director at the beginning of the period has been approved in advance by at least two-thirds of the directors then in office who were directors at the beginning of the period.

         AMENDMENT AND TERMINATION. The Board may amend or terminate the Directors Option Plan at any time; provided, that no such amendment or termination shall deprive any optionee of any of any of his rights with respect to the option or options previously granted, shall be effective without shareholder approval if such approval is a condition of Securities and Exchange Commission Rule 16b-3 or the applicable rules of any securities exchange.

         FEDERAL INCOME TAX CONSEQUENCES. The following summary of the federal income tax consequences of the Directors Option Plan is not comprehensive and is based on current income tax laws, regulations and rulings.

         Non-qualified stock options do not qualify for the special tax treatment given to incentive stock options under the Internal Revenue Code. Although a holder of non-qualified stock options does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a non-qualified option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of the exercise price.

         As a result of the holder's exercise of a non-qualified stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the holder's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

         The excess of the fair market value of the stock on the date of exercise of a non-qualified stock option over the exercise price is not an item of tax preference.

VOTE REQUIRED FOR APPROVAL.

         The affirmative vote of a majority of the shares of Common Stock entitled to vote on this proposal and represented in person or by proxy is required for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AMENDMENT NO. 2 TO THE DIRECTORS OPTION PLAN.


                     EXECUTIVE OFFICERS OTHER THAN DIRECTORS

         Set forth below is the name, age, current positions with the Company, the principal occupation, and the year of becoming an executive officer of the Company for the executive officer who is not a director of the Company.

         Andrew J. Dennard, age 43, has served as Vice President, Controller & Treasurer of the Company since July 1997 and Chief Financial Officer and Senior Vice President since September 1998. From September 1994 to July 1997 he served as Vice President of Finance for Monterey's Acquisition Corp. From July 1989 to September

1994, Mr. Dennard held various positions with Rosewood Property Company. Previously, he served as an auditor with KPMG LLP for approximately two years. Mr. Dennard's early career was on the operations side of restaurants where he spent five years with Steak & Ale Restaurants and four years with Houston's Restaurants.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 15, 2002 by each person known to the Company to own beneficially more than 5% of the Company's Common Stock, each director, each executive officer and all executive officers and directors as a group.

                                                                     Shares          Percent
                                                                  Beneficially         of
Name of Beneficial Owner                                            Owned (1)         Class
------------------------                                            ---------         -----
Larry N. Forehand and Forehand
     Family Partnership, Ltd. (2)(3)(6).........................     718,289          20.5%
David Nierenberg, The D3 Family Fund (4)(8).....................     912,600          26.0%
     19605 N.E. 8th Street
     Camas, Washington  98607
Michael D. Domec (2)(9).........................................     195,855           5.6%
Louis P. Neeb (2)(5)(6).........................................     443,487          12.0%
John C. Textor (5)(6)(7)........................................     351,487           9.5%
     Wyndcrest Partners
     777 S. Flagler Drive, Phillips Point - West Tower,
     Suite 1750
     West Palm Beach, Florida 33401
Richard E. Rivera (10)..........................................      25,300             *
     Darden Restaurants/Red Lobster
     PO Box 593330
     Orlando, FL  32859
J.J. Fitzsimmons (11)...........................................      26,942             *
     Wal-Mart Stores, Inc.
     702 Southwest 8th Street
     Bentonville, Arkansas 72716
J. Stuart Sargent (12)..........................................      20,470             *
     5644 Westheimer, suite 352
     Houston, Texas 77056
Curt Glowacki (2)(13)...........................................     113,400           3.2%
Andrew J. Dennard (2)(14).......................................      38,250           1.1%
All executive officers and directors as
     a group (nine persons) (15)................................   2,297,991          56.8%

---------------

 *     Less than 1%

(1) The named shareholders have sole voting and dispositive power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated.
(2)    The business address is 1135 Edgebrook Drive, Houston, Texas 77034.
(3) Includes 406,273 shares held directly by Mr. Forehand and 312,016 held by Forehand Family Partnership, Ltd., a limited partnership of which Mr. Forehand is the sole managing general partner and of which Mr. Forehand and his spouse are the sole limited partners.
(4) Based on a Form 4 as of February 5, 2002, filed by David Nierenberg, and The D3 Family Fund with the Securities and Exchange Commission. The form discloses that Mr. Nierenberg has sole voting and sole dispositive power over 799,000 shares of Common Stock, and has control over an additional 103,800 shares of Common Stock.
(5) Mr. Neeb and Tex-Mex Partners, L.C. have warrants to purchase, at a per share price of $10.90, up to 179,885 and 179,885 shares, respectively, from the Company. Under the terms of the warrants, that portion of each of the warrants allocable to the membership interest in Tex-Mex Partners, L.C. (currently 54%) of Mr. Textor, a former director of the Company, became exercisable on April 25, 1998.
(6) Mr. Neeb and Tex-Mex Partners, L.C. have warrants to purchase, at a per share price of $10.90, up to 196,602 and 171,602 shares, respectively, from Larry N. Forehand. Under the terms of the warrants, that portion of each of the warrants allocable to the membership interest in Tex-Mex Partners, L.C. (currently 54%) of Mr. Textor, a former director of the Company, became exercisable on April 25, 1998.
(7) Mr. Textor, a former director of the Company, is a principal of Tex-Mex Partners, L.C., of which he presently has a 54% membership interest. Mr. Textor has sole voting power and sole dispositive power of the warrants held by Tex-Mex Partners, L.C. Mr. Textor has no ownership rights in the balance of the membership interests of Tex-Mex Partners, L.C. and he disclaims beneficial ownership of the warrants to acquire shares held by Tex-Mex Partners, L.C. and allocable to such other membership interests.
(8) Includes 9,800 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(9) Includes 15,300 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(10) Includes 25,300 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(11) Includes 25,500 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(12) Includes 18,500 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(13) Includes 68,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(14) Includes 16,250 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(15) Includes an aggregate of 358,535 shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of the Record Date.

                             EXECUTIVE COMPENSATION

         The following table sets forth information with respect to compensation paid by the Company and its subsidiaries to the Chief Executive Officer, and to the other most highly paid executive officers for the fiscal year ended December 30, 2001 and whose total annual salary and bonus exceeded $100,000 (collectively the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION      LONG-TERM COMPENSATION
                                               -------------------      ----------------------
                                                                                        RESTRICTED
                                                                                          STOCK       ALL OTHER
NAME & PRINCIPAL POSITION       YEAR      SALARY      BONUS(1)   OTHER(2)  OPTIONS (#)  AWARDS (3)   COMPENSATION
-------------------------       ----      ------      --------   --------  -----------  ----------   ------------
Louis P. Neeb                   2001     $107,692       -         $9,000        -             -            -
   Chairman and Former          2000     $125,000       -         $9,000        -             -            -
   President and Chief          1999     $115,192       -         $9,000        -             -            -
   Executive Officer


Curt Glowacki                   2001     $200,000     $93,302     $9,000     90,000           -            -
   President and Chief          2000     $191,539     $17,910     $9,000     60,000           -            -
   Executive Officer            1999     $172,115     $54,736     $9,000     28,000      $105,000          -

Andrew J. Dennard               2001     $100,000     $41,156     $6,000     10,000           -            -
   Senior Vice President        2000     $ 99,423     $ 9,124     $6,000        -        $ 35,000          -
   and Chief Financial          1999     $ 85,000     $28,431     $6,000     10,000           -            -
   Officer

(1) Bonus includes $28,302 for Mr. Glowacki and $14,156 for Mr. Dennard in 2001 and $17,910 for Mr. Glowacki and $9,124 for Mr. Dennard in 2000 and $32,683 for Mr. Glowacki and $17,155 for Mr. Dennard in 1999 for the payment of interest expense and principal amounts of the loans to purchase stock under the executive and key employee stock purchase plan adopted May 1998.
(2)    Other annual compensation consists primarily of a car allowance.
(3) Represents shares of restricted stock granted under the Company's 1996 Long-Term Incentive Plan. This includes 24,000 shares valued at $4.38 per share granted to Mr. Glowacki and 10,000 shares valued at $3.50 per share granted to Mr. Dennard.
(4) Mr. Neeb relinquished his responsibilities as President and Chief Executive Officer in May 2000, but remained as non-executive Chairman of the Board.

         The table below sets forth information about stock option grants that the Company made during the last fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     Individual Grants
                           --------------------------------------    Potential Realizable Value at Assumed
                           Number of       % of                     Annual Rates of Stock Price Appreciation
                           Securities      Total                        for Option Term (10 Years)* (2)
                           Underlying     Options                   ----------------------------------------
                            Options     Granted to    Exercise or                   5% ($)          10% ($)
                            Granted      Employees    Base Price    Expiration
     Name                     (#)       Fiscal Year    ($/Share)       Date
     ----                  ----------   -----------   -----------   ----------
Louis P. Neeb                  --           --          $   --             --       $     --        $     --
Curt Glowacki              90,000(4)      35.7%         $ 2.70       12-05-12       $152,821        $387,279
Andrew J. Dennard          10,000(1)       4.0%         $ 2.70       12-05-12       $ 16,980        $ 43,031

(1) These options were granted under the Company's 1996 Long Term Incentive Plan and vest and become exercisable 10% on the first anniversary of the date of grant, 15% on the second anniversary of the date of grant and 25% on each of the third through fifth anniversaries of the date of grant.
(2) Potential realizable value amounts are the results of calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company's Common Stock. The amounts computed are the undiscounted future values, and therefore, do not reflect inflation or the time value of money.

         No stock options were exercised during 2001 by the Named Executives. The following table shows information concerning the stock options exercisable and unexercisable during 2001 that have been granted to the Named Executive Officers and the estimated value of unexercised options held by such individuals at year-end:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF SECURITIES UNDERLYING
                                                               UNEXERCISED                      VALUE OF
                              SHARES                   ---------------------------      UNEXERCISED IN-THE-MONEY
                             ACQUIRED        VALUE        OPTIONS AT FY-END (#)              OPTIONS ($) (1)
                            ON EXERCISE     REALIZED   ---------------------------   ------------------------------
     NAME                        #             $       EXERCISABLE   UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
     ----                   -----------     --------   -----------   -------------   -----------      -------------
Louis P. Neeb                    --            --            --             --           --               --
Curt Glowacki (2)                --            --        93,000        157,000           --               --
Andrew J. Dennard (3)            --            --        22,500         12,500           --               --

---------------

(1) Based on the closing price per share of Common Stock on December 28, 2001 (the last day the stock traded in fiscal year 2001), of $2.99 as reported by the NASDAQ National Market.
(2) Options to acquire 190,000 shares of common stock were granted to Mr. Glowacki from 1997 to 2001 under the Company's 1996 Long Term Incentive Plan, of which 100,000 options vest in accordance with note (3) and 90,000 options vest in accordance with note (4). An additional 60,000 options were granted in fiscal year 2000 that vest in ten years, and are discussed below under the Compensation Stock Option Committee report.
(3) These options to acquire common stock were granted from 1997 to 2001 under the Company's 1996 Long Term Incentive Plan. The options vest and become exercisable 10% on the first anniversary of the date of grant, 15% on the second anniversary of the date of grant and 25% on each of the third through fifth anniversaries of the date of grant.
(4) These options vest at the rate of 10%, 20%, 30% and 40% respectively over the four-year period.

                REPORT BY THE COMPENSATION/STOCK OPTION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Board has a Compensation/Stock Option Committee (the "Committee") to administer all aspects of the compensation program for the executive officers of the Company, including the review and approval of the compensation levels, the evaluation of performance and the granting of options under the Company's 1996 Long Term Incentive Plan (the "Incentive Plan"). The Committee consists of the three directors whose names are listed at the end of this report.

         The primary objective of the Company's compensation program is to attract, retain and reward executives whose contributions will enhance the Company's ability to execute its business strategy. The Company's strategy is to build shareholder value by growing the system through both same-store sales increases and careful new unit openings, and to grow earnings per share by carefully managing costs and by opportunistically repurchasing shares.

         The Company's executive compensation program includes base salary, a cash bonus program, stock options, restricted stock grants, and other forms of compensation as determined by the Committee. Performance of the Company, the level of each executive's responsibility and his or her ability to contribute to the Company's success is considered in determining total compensation. Stock price performance is only one measure of success and may not be the best current measure of executive performance. Base salaries are determined by the Committee after considering compensation levels of similar positions within industry peers.

         The Company had a three-year employment agreement with Mr. Neeb that commenced with the completion of the Company's initial public offering in April 1996, subject to the right of the employee to terminate the agreement upon six months' notice to the Company. In February 1999, the agreement was amended to provide for a payment of one year's salary as severance in the event of termination of the employment agreement by the Company. If terminated, the Company will pay Mr. Neeb's base salary until the first to occur of one year after termination, or the securing of alternative employment by Mr. Neeb. Messrs. Glowacki and Dennard have similar agreements that commenced with the Company's acquisition of Monterey's Acquisition Corp. in July 1997. Under the agreements, annual base salaries as of April 15, 2002 for Messrs. Neeb, Glowacki and Dennard were $60,000, $210,000 and $115,000, respectively.

         Company executives are eligible to receive annual cash bonus awards based in part on a formula of profits and cash flow relative to financial plan. Bonuses of $65,000 and $27,000 were paid to Messrs. Glowacki and Dennard, respectively, in fiscal 2002 for 2001 performance.

         In May 1998 the Board adopted a program to assist executives and five key employees of the Company in purchasing shares of the Company. The program provides for the Company to assist the executives and key employees in obtaining third party loans to finance such purchases. It also provides for annual cash bonuses to such executives to provide for payment of interest expense and principal amounts to amortize these loans in not more than five years. The bonus payments are based on attainment of profit and cash flow targets established by the Board. Bonuses of $28,302 and $14,156 were paid to Messrs. Glowacki and Dennard, respectively, in fiscal years 2001 and 2002 for 2001 performance. The key employees have purchased a total of 47,000 shares under this program. No such share purchases were made during the 2001 fiscal year. During fiscal year 2001 and 2000, the Company repurchased 18,800 and 9,400 shares, respectively, from three former employees for $61,429 and $30,843, respectively.

         In conjunction with the Company's 1996 initial public offering, the Board and shareholders of the Company approved the Incentive Plan. The Incentive Plan authorizes the granting of incentive stock options, and non-qualified stock options, to purchase Common Stock, stock appreciation rights, restricted stock, and performance units to key executives and other key employees of the Company, including officers of the Company and its subsidiaries, and is administered by the Committee. The purpose of the Incentive Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals and to further align the interests of key employees with those of the other shareholders of the Company.

         The Incentive Plan, as amended, authorizes the award of 500,000 shares of Common Stock to be used for stock options, stock appreciation rights or restricted stock. The Incentive Plan will terminate on December 31, 2005.

         Executives and other key full-time employees of the Company and its subsidiaries may be selected by the Committee to receive awards under the Incentive Plan. In the discretion of the Committee, an eligible employee may receive an award in the form of a stock option, stock appreciation right, restricted stock award or performance unit or any combination thereof, and more than one award may be granted to an eligible employee.

         The Incentive Plan authorizes the award of both incentive stock options and nonqualified stock options. Under the Incentive Plan, an option may be exercised at any time during the exercise period established by the Committee, except that: (i) no option may be exercised prior to six months from the date of grant; (ii) no option may be exercised more than ninety days after employment with the Company and its subsidiaries terminates by reason other than death, disability or authorized leave of absence for military or government service; and (iii) no option may be exercised more than twelve months after employment with the Company and its subsidiaries terminates by reason of death or disability. The term of each option is determined by the Committee, but in no event may such term exceed ten years from the date of grant.

         During fiscal year 1999, the Company granted 24,000 shares, valued at $4.38 per share, of restricted stock to Mr. Glowacki. On February 28, 2000, these restricted shares were issued. The restricted stock will vest in 20% increments over a five-year period from the date of the grant. Additionally on that date, 10,000 shares were granted and issued to Mr. Dennard and 30,000 shares were granted and issued to other key employees. The latter awards were valued at $3.50 per share.

         In fiscal year 2000 the Company granted to Mr. Glowacki performance related options covering 60,000 at $3.00 which vest ten years from grant and were subject to earlier vesting if the Company met certain financial and operational targets, which targets were not attained.

         In fiscal year 2001 the Company granted to Mr. Glowacki performance related options covering 90,000 at $2.70 per share and vesting over four years from date of grant. These options vest at the rate of 10%, 20%, 30% and 40% respectively over the four-year period. Additionally, the Company granted to Mr. Dennard performance related options covering 10,000 at $2.70 per share and vesting over five years from date of grant. These options vest at the rate of 10%, 15% and 25% respectively over the five-year period.

         Although not part of the compensation program for the Company's executive officers, the Committee also administers the 1996 Managers Stock Option Plan (the "Managers Plan"), which authorizes the granting of non-qualified stock options to purchase Common Stock to employees of the Company and its subsidiaries who are managers or assistant managers of or hold key managerial positions in or for the Company or any subsidiary ("Managers") and who are at the time of grant neither officers, directors nor 10% shareholders of the Company. The Managers Plan was adopted by the Board in 1996. The purpose of the Managers Plan is to attract and retain key employees, to motivate key employees to achieve long-range goals, to provide incentive compensation opportunities that are competitive with those of other corporations and further align the interest of eligible employees with the Company's other shareholders.

         The Managers Plan authorizes the award of an aggregate of 200,000 shares of Common Stock to be used for non-qualified stock options. The Managers Plan will terminate on December 31, 2005.

         Under the Managers Plan, non-qualified stock options may be granted to Managers at the price determined by the Committee, which shall be 100% of the fair market value at the date the option is granted unless the Committee expressly determines otherwise. The Managers Plan provides that an option granted thereunder may be exercised at any time during the exercise period established by the Committee, except that: (i) no option may be exercised more than ninety days after employment with the Company and its subsidiaries has terminated by reason other than death, disability or authorized leave of absence for military or government service; and (ii) no option may be exercised more than 12 months after employment has terminated by reason of death or disability. The term of each option is determined by the Committee, but in no event may such term exceed ten years from the date of grant.

         In fiscal year 2001 the Company granted non-qualified stock options under its plans for an aggregate of 238,525 shares to 46 employees of the Company and its subsidiaries.

         The Committee believes that the compensation of the Company's executives during fiscal 2001 was consistent with the objectives of the Company's executive compensation program.


COMPENSATION/STOCK OPTION COMMITTEE

David Nierenberg
Michael D. Domec
J. Stuart Sargent

                 COMPENSATION/STOCK OPTION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Compensation/Stock Option Committee consists of David Nierenberg, Michael D. Domec and J. Stuart Sargent. Mr. Nierenberg serves as Chairman of the Committee.

         The Company has engaged in various transactions related to Mr. Domec. For a complete description of such transactions, see "Certain Relationships and Related Transactions."

         Pursuant to Item 404 of Commission Regulation S-K, no executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another corporation, one of whose executive officers served as a director of the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") for the fiscal year ended December 30, 2001 have been timely filed, except for late reports (Forms 5) for the February 2000 grant of restricted Common Stock by the Company to Curt Glowacki and to Andrew J. Dennard of 24,000 and 10,000 shares, respectively, each of which was filed in April 2002.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Related party transactions are subject to the review and approval of the Company's Audit Committee, which is comprised exclusively of independent directors who are not otherwise involved in the day-to-day management of the Company or officers of the Company, and who do not have a personal financial interest in the matter in which they are acting.

LEASE OF HEADQUARTERS BUILDING

         The Company leases its executive offices in Houston, Texas from CO Properties No. 3, a Texas partnership owned by Larry N. Forehand and Michael D. Domec. The lease, which expires in December 2004, is a gross lease (where the landlord pays utilities and property taxes) with monthly rental payments of $7,868 per month in 2001. In 2001 the Company leased approximately 7,200 feet under the lease and made aggregate rental payments of $94,416 under the lease. In 2002 the Company will lease 10,015 square feet under the lease for aggregate rental payments of $122,580. The Company believes that this lease is on terms at least as favorable as could be obtained from an unrelated third party.

                                PERFORMANCE GRAPH

         The following performance graph compares the cumulative return of the Common Stock with that of the Nasdaq Composite Index and the Standard & Poors Midcap Restaurants Index since the Company's initial public offering, assuming in each case an initial investment of $100 on April 25, 1996.

                          TOTAL RETURN TO STOCKHOLDERS

                     (ASSUMES $100 INVESTMENT ON 12/27/96)

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS   12/27/1996   12/26/1997   1/3/1999   1/2/2000   12/30/2000   12/30/2001
-----------------------------------------------------------------------------------------------
 Mexican Restaurants     $100.00      $ 40.00     $ 48.20    $ 35.42     $ 20.57      $ 29.52
 S&P Midcap
  Restaurants            $100.00      $110.59     $135.67    $112.83     $158.52      $198.03
 Nasdaq Composite        $100.00      $117.49     $171.17    $318.66     $193.46      $152.73

                            REPORT OF AUDIT COMMITTEE

         The Audit Committee is composed of three directors, Joseph J. Fitzsimmons, David Nierenberg, and J. Stuart Sargent, all of whom are independent within the meaning of NASDAQ listing standards. The audit committee operates under a written charter the Board adopted. The Company's management is responsible for preparing its consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors are responsible for auditing the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee serves as an independent and objective party to review the Company's auditing, accounting and financial reporting processes.

         The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended December 30, 2001 with the Company's management and KPMG LLP. The Audit Committee discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP their independence. Additionally, the Audit Committee discussed with the Company's management and KPMG LLP such other matters as the committee deemed appropriate.

         The aggregate fees billed by the Company's independent accounting firm for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 30, 2001 and the review of the Company's quarterly financial statements included in its reports on Form 10-Q for the year were $109,134. The Company did not engage its principal independent accounting firm to perform any services related to the design or implementation of financial information systems in 2001. There were no other fees billed by the principal independent accounting firm during fiscal year 2001. The Audit Committee has considered whether the provision of nonaudit services is compatible with maintaining the independence of the Company's principal independent accounting firm. There were no fees for professional services described in paragraph (c)(4)(ii) or Rule 2-01 of Regulation S-X rendered by KPMG LLP for the most recent fiscal year.

         KPMG LLP has served as the Company's independent public accountants since the Company's 1996 initial public offering. Representatives of KPMG LLP, the Company's auditors in fiscal 2001, are expected to be present at the Annual Meeting to respond to appropriate questions. Consistent with the Company's policy, the auditors for each fiscal year are selected annually by the Board. The Company expects that KPMG LLP will be considered for appointment to audit the Company's annual consolidated financial statements for the year ending December 29, 2002.

         Based on the Audit Committee's review of the Company's audited consolidated financial statements and the Audit Committee's discussions with the Company's management and KPMG LLP, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the year ended December 30, 2001 be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2001.


                                 AUDIT COMMITTEE

         Joseph J. Fitzsimmons
         David Nierenberg
         J. Stuart Sargent


                                  ANNUAL REPORT

         A copy of the Company's Annual Report on the Company Form 10-K for the fiscal year ended December 30, 2001 is enclosed with this proxy statement. The Company will also send you, at no charge, any other document which it refers to in this proxy statement, if requested in writing by a person who was a shareholder (of record or beneficially) at the close of business on April 15, 2002. You should send your request to the Company's Corporate Secretary at the address listed below.

                                   INFORMATION

         If you have questions or need more information about the Annual Meeting, you may write to or call the Company at:

         Corporate Secretary
         Mexican Restaurants, Inc.
         1135 Edgebrook Drive
         Houston, Texas 77034
         (713) 943-7574
         Attn:  Mr. Andrew J. Dennard

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at its principal executive offices not later than December 29, 2002. The Company will not be required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.


                                       By Order of the Board of Directors


                                       Louis P. Neeb
                                       Chairman

April 22, 2002


ALL SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM.

                                   APPENDIX A

                             AMENDMENT NO. 2 TO THE
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


         WHEREAS, Mexican Restaurants, Inc., formerly known as Casa Ole Restaurants, Inc. (the "Company"), has heretofore adopted the Casa Ole Restaurants, Inc. Stock Option Plan for Non-Employee Directors and an Amendment No. 1 thereto (collectively, the "Directors Option Plan"); and

         WHEREAS, the Directors Option Plan presently provides for the granting of options to acquire up to 100,000 shares of Common Stock of the Company; and

         WHEREAS, pursuant to those provisions of the Directors Option Plan permitting the Board of Directors of the Company to amend the Directors Option Plan from time to time, the Company desires to amend the Directors Option Plan to: (i) increase the shares available for grant thereunder by 100,000, for an aggregate of 200,000 shares to be available for grant thereunder; and (ii) provide for grants of non-qualified stock options for 100 shares to Directors (as defined in the Directors Option Plan) for their attendance at meetings of committees of the Board of Directors attended by such Directors and held other than in conjunction with a meeting of the entire Board of Directors;

         NOW, THEREFORE, effective upon approval of this Amendment No. 2 to the Directors Option Plan ("Amendment No. 2") by the shareholders of the Company, the Directors Option Plan is hereby amended as follows:

                                      FIRST

         The title of the Directors Option Plan is hereby amended to be the "Mexican Restaurants, Inc. Stock Option Plan for Non-Employee Directors."

                                     SECOND

         Section 1 of the Directors Option Plan is hereby amended to read in its entirety as follows:

         "The purpose of this Stock Option Plan for Non-Employee Directors (the "Plan") of Mexican Restaurants, Inc., a Texas corporation (the "Corporation"), is to provide present and prospective directors of the Corporation who are not employed by the Corporation with the opportunity to obtain equity ownership interests in the Corporation through the exercise of stock options."

                                      THIRD

         Paragraphs (ii) and (iii) of the Directors Option Plan are hereby amended to read in their entirety as follows:

         "(ii) Amount and Exercise Price of Option Grants. Following the IPO,
(A) each Director other than Directors who have received IPO Options shall automatically be granted, on the date of the Director's election to the Board at the Corporation's annual meeting of shareholders (the "Annual Meeting"), or if such Director is elected or appointed to the Board other than at an Annual Meeting, at the next following Annual Meeting, including on the date of each subsequent Annual Meeting during the Director's service as a member of the Board (with respect to Annual Options, the "Annual Option Date of Grant"), Options to purchase 6,000 Common Shares, (B) each Director who received IPO Options shall automatically be granted, commencing on such Director's re-election to the Board and after his or her first three years of service as a Director, on the date of each Annual Meeting thereafter during the Director's service as a member of the Board, Options to purchase 6,000 Common Shares, with such Options being granted in 1,500 share increments during each of the following four fiscal quarters (the foregoing Options, "Annual Options"), and (C) each Director who attends a meeting of a committee of the Board held other than in conjunction with a meeting of the entire Board shall receive an Option to purchase 100 Common Shares on the date of each such committee meeting ("Committee Meeting Options"), in each event subject to adjustment as provided in Section 7. The exercise price for each Annual Option granted pursuant to this Section 4(a)(ii) shall be the Fair Market Value of the Common Shares at the close of business on the last business day preceding the Annual Option Date of Grant, and the exercise price for each Committee Meeting Option granted pursuant to this Section 4(a)(ii) shall be the Fair Market Value of the Common Shares at the close of business on the last business day preceding the most recent Annual Option Date of Grant (with respect to an Annual Option or Committee Meeting Option, the "Exercise Price"), which shall be the closing price of such Common Share on such day as reported on the New York Stock Exchange Corporate Tape, or if such Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the closing price of such Common Shares as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), or if such Common Shares are not listed or admitted to trading on the NASDAQ, National Market System, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ System or such other system then in use or, if on such date the Common Shares are not reported on any system and are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board.

         (iii) Options. Except as otherwise expressly set forth in this Plan, references in this Plan to "Options" shall include both IPO Options, Annual Options and Committee Meeting Options, and references in this Plan to "Optionees" shall refer to recipients of IPO Options, Annual Options and/or Committee Meeting Options."

                                     FOURTH

         Section 4(b) of the Directors Option Plan is hereby amended to read in its entirety as follows:

         "(b) Vesting of IPO Options and Annual Options. IPO Options granted under this Plan shall vest and become exercisable in consecutive 20% increments on the date of each successive Annual Meeting following the Date of Grant of such IPO Option and for so long as such Optionee is a member of the Board as a Director. An Annual Option and Committee Meeting Option granted under this Plan shall vest and become exercisable on, and only if the Optionee continues to serve as a Director until the date of the Annual Meeting following the Date of Grant of such Annual Option and/or Committee Meeting Option.

                                      FIFTH

         Section 5(a) of the Directors Option Plan is hereby amended to read in its entirety as follows:

         "(a) The maximum number of Common Shares that may be issued pursuant to all Options granted under this Plan is 200,000, subject to adjustment as provided in Section 7 hereof (such maximum number, as so adjusted, shall be referred to herein as the "Share Limitation").

         The remaining provisions of the Directors Option Plan shall remain in full force and effect and shall not be impacted by this Amendment No. 2.










                            MEXICAN RESTAURANTS, INC.



April 22, 2002

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MEXICAN RESTAURANTS, INC.                    0000000000.000 ext
                                             0000000000.000 ext
                                             0000000000.000 ext
                                             0000000000.000 ext
                                             0000000000.000 ext
MR A SAMPLE                                  0000000000.000 ext
DESIGNATION (IF ANY)                         0000000000.000 ext
ADD 1
ADD 2
ADD 3                                        Holder Account Number
ADD 4
ADD 5                                        C 1234567890 J N T
ADD 6
                                             [BAR CODE]

Use a black pen. Mark with                   [ ] Mark this box with an X if you
an X inside the grey areas                       have made changes to your name
as shown in this example.  [X]                   or address details above.

================================================================================
     ANNUAL MEETING PROXY CARD
================================================================================

[A] ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                                 FOR      WITHHOLD
   01 - Joseph J. Fitzsimmons    [ ]        [ ]

   02 - J. Stuart Sargent        [ ]        [ ]


[B] ISSUES

 The Board of Directors recommends a vote FOR the following proposal.

2. To approve an Amendment No. 2 to the               FOR   AGAINST    ABSTAIN
   Company's Stock Option Plan for Non-Employee       [ ]     [ ]        [ ]
   Directors increasing the number of shares available for granting to non-employee directors from 100,000 shares to 200,000 shares.

   Mark this box with an X if you plan to attend
   The Annual Meeting of Shareholders.            [ ]

[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.
    The undersigned acknowledges receipt of the Notice of the Annual Company's Meeting of Shareholders of the Proxy Statement.

    Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity. Please date, sign and return this Proxy in the enclosed business envelope.

Signature 1 - Please keep signature within the box
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Signature 2 - Please keep signature within the box
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 Date (dd/mm/yyyy)
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|                /              /                |
|               /              /                 |
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                   1 U P X                                                a718

===============================================================================
      PROXY - MEXICAN RESTAURANTS, INC.
===============================================================================

      Proxy Solicited on Behalf of the Board of Directors
      For the Annual Meeting of Shareholders - May 29, 2002

      The undersigned hereby appoints LOUIS P. NEEB, CURT GLOWACKI and ANDREW J. DENNARD, and each or any of them, as attorneys, agents and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the annual meeting of shareholders of Mexican Restaurants, Inc. (the "Company") to be held in the Case Ole restaurant located 12350 Gulf Freeway, Houston, Texas, on Wednesday, May 29, 2002, at 9:30 a.m., Houston time, and any adjournment(s) thereof, and to vote there at the number of shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present as indicated below and on the reverse side hereof and, in their discretion, upon any other business which may properly come before said meeting. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this proxy will be voted FOR the election of directors.

      PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

      (Continued and to be signed on reverse side.)